Summary Prospectus – March 1, 2016

Schroder Total Return Fixed Income Fund

Class/Ticker: Advisor Shares/SBBVX, Investor Shares/SBBIX

Before you invest, you may want to review the Fund's full prospectus, which contains more information about the Fund and its risks. You can find the Fund's full prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.schroderfunds.com. You can also get this information at no cost by calling 800-464-3108 or by sending an email request to schroderfunds@us.schroders.com. This Summary Prospectus incorporates by reference the Fund's entire prospectus and SAI, each dated March 1, 2016, as supplemented or revised, and the financial statements included in the Fund's annual report to shareholders, dated October 31, 2015.

Investment Objective

The Fund seeks a high level of total return.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Shares	Advisor Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Advisor Shares
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(1)	0.39%	0.39%
Total Annual Fund Operating Expenses	0.64%	0.89%
Less: Fee Waiver and/or Expense Reimbursement(2)	(0.24)%	(0.24)%
Net Annual Fund Operating Expenses	0.40%	0.65%

(1)  "Other Expenses" shown for Investor Shares and Advisor Shares include the maximum rate applicable under the Fund's shareholder service plan, 0.15% of the average daily net assets attributable to each class. For the fiscal year ended October 31, 2015, the Fund paid 0.07% and 0.07% of the average daily net assets attributable to its Investor Shares and Advisor Shares, respectively, under the plan.

(2)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's Investor Shares, exceed 0.40% of Investor Shares' average daily net assets and, for the Fund's Advisor Shares, exceed 0.65% of Advisor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years	5 years	10 years
Investor Shares (whether or not shares are redeemed)	$41	$181	$333	$776
Advisor Shares (whether or not shares are redeemed)	$66	$260	$470	$1,074

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 93% of the average value of its portfolio.

Schroder Total Return Fixed Income Fund  Summary Prospectus

Principal Investment Strategies

The Fund's adviser seeks to invest the Fund's assets in a portfolio of securities that offer high total return – from current income, increases in market value, or both. The Fund normally invests at least 80% of its net assets in fixed income obligations. The adviser currently considers fixed income obligations to include U.S. and foreign government securities, debt securities of domestic and foreign corporations, mortgage-backed and other asset-backed securities (which may include "to be announced" ("TBA") transactions), municipal bonds, obligations of international agencies or supranational entities, zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, including hybrid or "indexed" securities, event-linked bonds, and loan participations, delayed funding loans and revolving credit facilities, and short-term investments, such as repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers' acceptances. Fixed income securities in which the Fund invests may include securities that pay interest at fixed, floating or variable rates. The Fund may invest in securities of issuers located anywhere in the world, but will normally not invest more than 20% of its total assets in securities that are not denominated in the U.S. dollar. The adviser currently expects that a substantial portion of the Fund's assets will be invested in mortgage-backed securities (including collateralized mortgage obligations) and asset-backed securities. The Fund invests principally in securities that, at the time of purchase, are rated "investment grade" (or considered by the adviser to be of comparable quality) although the Fund may invest up to 20% of its total assets in securities below "investment grade," which are sometimes referred to as "junk bonds." The Fund intends to maintain an average effective portfolio duration that is within 20% of the average effective duration of the Barclays U.S. Aggregate Bond Index. Duration is a measure of a debt security's price sensitivity to a given change in interest rates; effective duration is a measure of the Fund's portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due. The adviser generally relies on detailed proprietary research, and focuses on sectors and securities it believes are undervalued relative to the market. The adviser seeks to exploit inefficiencies in the valuation of risk and reward and looks to capitalize on shifting market risks and dynamics caused by economic and technical factors. The adviser considers the liquidity of securities and the portfolio overall as an important factor in portfolio construction. The adviser may trade the Fund's portfolio securities more frequently than many other mutual funds. The Fund may enter into derivatives transactions such as interest rate futures and options, interest rate swap agreements, forward contracts, and credit default swaps for hedging purposes, or otherwise to increase total return, or to gain long or short exposure to securities or market sectors as a substitute for cash investments (not for leverage) or pending the sale of securities by the Fund and reinvest of the proceeds. The Fund may, but is not required to, enter into foreign currency exchange transactions, for hedging purposes or to adjust the exposure of the Fund to changes in the values of various foreign currencies. The Fund may hedge some of its foreign currency exposure back into the U.S. dollar, although it does not normally expect to do so.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Market Risk: the risk that the markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•  Debt Securities Risk: investing in debt securities may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Loan Risk: investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. They may be difficult to value and may be illiquid;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value, especially for speculative securities below investment grade ("high yield bonds" or "junk bonds");

•  High Yield/Junk Bond Risk: lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

Schroder Total Return Fixed Income Fund  Summary Prospectus

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States; investing in such securities may involve interest rate and mortgage and asset-backed securities risks;

•  Municipal Securities Risk: economic, political or regulatory changes may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Interest and principal on some municipal securities are payable only out of limited income or revenue streams;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, or by foreign withholding taxes;

•  Foreign Currencies Risk: the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies;

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  "To Be Announced" Transactions Risk: TBA transactions may create investment leverage; the ability of the Fund to benefit from its investment in a TBA transaction will depend on the ability and willingness of its counterparty to perform its obligations to the Fund;

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of a broad-based market index. The bar chart shows only the performance of the Fund's Investor Shares; performance of the Fund's Advisor Shares would be less favorable than the performance of its Investor Shares because Advisor Shares are subject to higher expenses. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)

Highest 12/31/08 5.15%	Lowest 6/30/13 -2.89%

Schroder Total Return Fixed Income Fund  Summary Prospectus

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Investor Shares – Return Before Taxes	(1.35)%	3.19%	4.78%
Investor Shares – Return After Taxes on Distributions	(2.65)%	1.76%	2.88%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	(0.75)%	1.91%	2.95%
Advisor Shares – Return Before Taxes	(1.59)%	2.93%	4.51%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.51%

After-tax returns are shown only for Investor Shares and are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns for Advisor Shares will vary from the after-tax returns of Investor Shares as a result of the different expenses of each share class.

Management of the Fund

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Portfolio Managers –

Chris Ames, Portfolio Manager, has managed the Fund since March 2011 and between October 2008 and March 2010.

Richard A. Rezek Jr., CFA, Portfolio Manager, has managed the Fund since 2014.

Wesley A. Sparks, CFA, Head of U.S. Credit and Portfolio Manager, has managed the Fund since its inception in 2004.

Neil G. Sutherland, CFA, Portfolio Manager, has managed the Fund since 2014.

Purchase and Sale of Fund Shares

Advisor Shares are intended primarily for purchase by accounts held through a financial intermediary, though they may also be purchased directly from the Fund. The minimum initial investment for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000.

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

For all shares classes, minimums may be waived or modified under certain circumstances by the Adviser. Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS.

Tax Information

The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

SUM-PRO-TRFI